                                                                    EXHIBIT 10.1

This Plan was approved by the Board of Directors on November 22, 1996.
This Plan was amended by the Board of Directors on May 19, 1997.
This Plan, as amended, was approved by the stockholders on June 26, 1997.
This Plan was amended and restated by the Board of Directors on June 24, 1997. This Plan, as amended and restated, was approved by the stockholders on June 26, 1997.
This Plan was amended by the Board of Directors on February 2, 1999.
This Plan, as amended, was approved by the stockholders on May 26, 1999.

                                 AUTOCYTE, INC.

                              AMENDED AND RESTATED

                           1996 EQUITY INCENTIVE PLAN

1.  PURPOSE

         The purpose of the Autocyte, Inc. 1996 Amended and Restated Equity Incentive Plan (the "Plan") is to attract and retain key personnel of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company's Common Stock.

2.  ADMINISTRATION

         The Plan shall be administered by the Committee, provided that the Board may in any instance perform any of the functions delegated to the Committee hereunder. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

3.  ELIGIBILITY

         All employees, directors and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

4.  STOCK AVAILABLE FOR AWARDS

         (a) AMOUNT. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 2,986,325 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) ADJUSTMENT. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, (iii) the exercise price with respect to any of the foregoing, and (iv) if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award; provided that in the case (i) or (ii) above the number of shares subject to any Award shall always be a whole number.

         (c) LIMIT ON INDIVIDUAL GRANTS. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed 1,000,000 shares, subject to adjustment under subsection (b).

5.  STOCK OPTIONS

         (a) GRANT OF OPTIONS. Subject to the provisions of the Plan, the Committee may grant options ("Options") to purchase shares of Common Stock complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (ii) not intended to comply with such requirements ("Nonstatutory Stock Options"). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which in the case of Incentive Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.

         (b) TERMS AND CONDITIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

         (c) PAYMENT. Payment for shares to be delivered pursuant to any exercise of an Option may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration as the Committee may determine.

6.  STOCK APPRECIATION RIGHTS

         (a) GRANT OF SARs. Subject to the provisions of the Plan, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price ("Stock Appreciation Rights" or "SARs") in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

         (b) EXERCISE PRICE. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. An SAR granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of the grant, provided that such an SAR granted to a new employee or consultant within 90 days of the date of employment may have a lower exercise price so long as it is not less than 100% of Fair Market Value on the date of employment.

7.  RESTRICTED STOCK

         (a) GRANT OF RESTRICTED STOCK. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture ("Restricted Stock") and determine the duration of the period (the "Restricted Period") during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

         (b) RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted

Period. Notwithstanding the foregoing, in the Committee's discretion, Awards in the form of Restricted Stock may be made transferable to a limited liability corporation controlled solely by the Participant. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

8.  GENERAL PROVISIONS APPLICABLE TO AWARDS

         (a) REPORTING PERSON LIMITATIONS. Notwithstanding any other provision of the Plan, Awards made to a Reporting Person shall not be transferable by such person other than by will or the laws of descent and distribution and are exercisable during such person's lifetime only by such person or by such person's guardian or legal representative. Awards, unless Incentive Stock Options, may also be made transferable pursuant to a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

         (b) DOCUMENTATION. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

         (c) COMMITTEE DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

         (d) DIVIDENDS AND CASH AWARDS. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

         (e) TERMINATION OF EMPLOYMENT. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

         (f) CHANGE IN CONTROL. In order to preserve a Participant's rights under an Award in the event of a "change in control" (as defined by the Committee) of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

         (g) LOANS. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

         (h) WITHHOLDING TAXES. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         (i) FOREIGN NATIONALS. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

         (j) AMENDMENT OF AWARD. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required if the action, taking into account any related action, would adversely affect the Participant.

9.  CERTAIN DEFINITIONS

         "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

         "Award" means any Option, Stock Appreciation Right or Restricted Stock granted under the Plan.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

         "Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If the Committee is authorized to grant Options to a Reporting Person or a Covered Employee, each member shall be a "Non-Employee Director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act or an "outside director" or the equivalent within the meaning of Section 162(m) of the Code, respectively. In the event no such Committee is appointed, then "Committee" means the Board.

         "Common Stock" means the Common Stock, $0.01 par value, of the Company.

         "Company" means AutoCyte, Inc., a Delaware corporation.

         "Covered Employee" means a person whose income is subject to Section 162(m) of the Code.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

         "Fair Market Value" means, with respect to the Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

         "Participant" means a person selected by the Committee to receive an Award under the Plan.

         "Reporting Person" means a person subject to Section 16 of the Exchange Act.

10.  MISCELLANEOUS

         (a) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.

         (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

         (c) EFFECTIVE DATE. The 1996 Equity Incentive Plan became effective on November 22, 1996. Subject to the approval of the stockholders of the Company, this Amended and

Restated 1996 Equity Incentive Plan will be effective on June 26, 1997. Prior to such approval, awards may be made under the Plan expressly subject to such approval.

         (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

         (e) GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

No. __________                                                  _________ Shares

                                 AUTOCYTE, INC.
                 Amended and Restated 1996 Equity Incentive Plan

                       Incentive Stock Option Certificate


         AutoCyte, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.01 par value, of the Company (the "Option") under and subject to the Company's Amended and Restated 1996 Equity Incentive Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

Name of Optionholder:                              ____________________________
Address:                                           ____________________________
                                                   ____________________________
Social Security No.                                ____________________________

Number of Shares:                                            __________________
Option Price:                                                __________________
Date of Grant:                                               __________________

Exercisability Schedule:                       [to be set at the time of Grant]

Expiration Date:             [ten years from the Date of Grant as stated above]


         This Option is intended to be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         By acceptance of this Option, the Optionholder agrees to the terms and conditions hereof.

                                 AUTOCYTE, INC.



                                 By: ____________________________

         AUTOCYTE, INC. AMENDED AND RESTATED 1996 EQUITY INCENTIVE PLAN

                   INCENTIVE STOCK OPTION TERMS AND CONDITIONS

         1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Corporate Counsel of the Company.


         2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.


         3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.


         4. Method of Exercise. To exercise this Option, the Optionholder shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.


         5. Rights as a Stockholder or Employee. The Optionholder shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder is an employee-at-will unless, and only to the extent, provided in a separate written agreement executed by the chief executive officer of the Company or his duly authorized designee, and neither the Plan nor the grant of this Option shall be deemed to give the Optionholder the right to continued employment or to limit the right of the Company to discharge the Optionholder at any time.


         6. Recapitalization, Mergers, Etc. As provided in the Plan, in the event of corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment. If such transaction involves a consolidation or merger of the Company with another entity, the sale, lease or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee shall upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee shall accelerate or waive any deferred exercise period.


         7. Option Not Transferable. This Option is not transferable by the Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder's lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.


         8. Exercise of Option After Termination of Employment. If the Optionholder's status as an employee or consultant of (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for cause the Optionholder may exercise the rights that were available to the Optionholder at the time of such termination only within 10 days from the date of termination. If such status is terminated for reason other than for cause, by retirement at normal retirement age, or by disability (within the meaning of the section 22(e)(3) of the Code), the Optionholder's rights hereunder may be exercised within 12 months from the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within 12 months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date. For purposes of this paragraph, if the Optionholder is on military leave, approved sick leave, or other bona fide leave of absence, his or her employment will be treated as continuing throughout the period of absence if (a) such period does not exceed 90 days or (b), if longer, so long as the Optionholder's right to reemployment is guaranteed either by statute or by written agreement with the Company; otherwise, the Optionholder's employment will be deemed to have terminated for cause on the 91st day of such absence.


         9. Compliance with Securities Laws. It shall be a condition to the Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.


         10. Payment of Taxes. The Optionholder shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.


         11. Notice of Sale of Shares Required. The Optionholder agrees to notify the Company in writing within 30 days of the disposition of any shares purchased upon exercise of this Option if such disposition occurs within two years of the date of the grant of this Option or within one year after such purchase.


                                                                    Adopted 6/97

No._________                                                   _________ Shares


                                 AUTOCYTE, INC.
                 Amended and Restated 1996 Equity Incentive Plan

                      Nonstatutory Stock Option Certificate


         AutoCyte, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.01 par value, of the Company (the "Option") under and subject to the Company's Amended and Restated 1996 Incentive Stock Option Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

Name of Optionholder:                              ____________________________
Address:                                           ____________________________
                                                   ____________________________
Social Security No.                                ____________________________

Number of Shares:                                            __________________
Option Price:                                                __________________
Date of Grant:                                               __________________

Exercisability Schedule:                        [to be set at the time of Grant]

Expiration Date:              [ten years from the Date of Grant as stated above]


         This Option shall not be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         By acceptance of this Option, the Optionholder agrees to the terms and conditions hereof.


                                 AUTOCYTE, INC.



                                 By: ____________________________

         AUTOCYTE, INC. AMENDED AND RESTATED 1996 EQUITY INCENTIVE PLAN

                 NONSTATUTORY STOCK OPTION TERMS AND CONDITIONS


         1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Corporate Counsel of the Company.


         2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.


         3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.


         4. Method of Exercise. To exercise this Option, the Optionholder shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.


         5. Rights as a Stockholder or Employee. The Optionholder shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder is an employee-at-will unless, and only to the extent, provided in a separate written agreement executed by the chief executive officer of the Company or his duly authorized designee, and neither the Plan nor the grant of this Option shall be deemed to give the Optionholder the right to continued employment or to limit the right of the Company to discharge the Optionholder at any time.


         6. Recapitalization, Mergers, Etc. As provided in the Plan, in the event of corporate transactions affecting the Company's outstanding Common Stock, the number and kind of shares subject to this Option and the exercise price hereunder shall be equitably adjusted. If such transaction involves a consolidation or merger of the Company with another entity, the sale, lease or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee shall upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee shall accelerate or waive any deferred exercise period.


         7. Option Not Transferable. This Option is not transferable by the Optionholder otherwise than to the extent permitted by the Plan, and is exercisable, during the Optionholder's lifetime, only by the Optionholder or the Optionholder's immediate transferee as permitted by the Plan. The naming of a Designated Beneficiary does not constitute a transfer.


         8. Exercise of Option After Termination of Employment. If the Optionholder's status as an employee or consultant of (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for cause the Optionholder may exercise the rights that were available to the Optionholder at the time of such termination only within 10 days from the date of termination. If such status is terminated for reason other than for cause, by retirement at normal retirement age, or by disability (within the meaning of section 22(e)(3) of the Code), the Optionholder's rights hereunder may be exercised within 12 months from the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within 12 months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date. For purposes of this paragraph, if the Optionholder is on military leave, approved sick leave, or other bona fide leave of absence, his or her employment will be treated as continuing throughout the period of absence if (a) such period does not exceed 90 days or (b), if longer, so long as the Optionholder's right to reemployment is guaranteed either by statute or by written agreement with the Company; otherwise, the Optionholder's employment will be deemed to have terminated for cause on the 91st day of such absence.


         9. Compliance with Securities Laws. It shall be a condition to the Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.


         10. Payment of Taxes. The Optionholder shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.


                                                                     Adopted 6/9


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